Exhibit 99.1

ASSETS ACQUIRED BY

BEASLEY BROADCAST GROUP, INC.

FINANCIAL STATEMENTS

AT SEPTEMBER 30, 2014 AND DECEMBER 31, 2013 AND

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND

THE YEARS ENDED DECEMBER 31, 2013 AND 2012

ASSETS ACQUIRED BY BEASLEY BROADCAST GROUP, INC.

Independent Auditor’s Report

The Board of Directors

CBS Radio Stations Inc.

New York, New York

and

The Board of Directors

Beasley Broadcast Group, Inc.

Naples, Florida

Report on the Financial Statements

We have audited the accompanying financial statements which comprise of the assets acquired of WIP-AM in Philadelphia, WHFS-AM, WHFS-FM, WLLD-FM, WQYK-FM, WRBQ-FM and WYUU-FM in Tampa, Florida and WBAV-FM, WBCN-AM, WFNZ-AM, WKQC-FM, WNKS-FM, WPEG-FM and WSOC-FM in Charlotte, North Carolina (certain identified assets of CBS Radio Stations Inc. a subsidiary of CBS Corporation) as of September 30, 2014 and December 31, 2013 and the statements of Direct Revenues and Expenses for the nine months ended September 30, 2014 and the years ended December 31, 2013 and 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above presents fairly, in all material respects Direct Revenues and Expenses for the nine months ended September 30, 2014 and the years ended December 31, 2013 and 2012 and the Assets Acquired as of September 30, 2014 and December 31, 2013 in accordance with U.S. generally accepted accounting principles.

Emphasis of Matters

The accompanying statements of Direct Revenues and Expenses and statements of Assets Acquired were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Beasley Broadcast Group, Inc. as described in note 2 and are not intended to be a complete presentation of the results of operations. Our opinion is not modified with respect to this matter.

As disclosed in Note 1 of the Notes to Financial Statements, on December 1, 2014, all of the assets used or useful in the operation of CBS Radio’s radio stations WIP-AM in Philadelphia, WHFS-AM, WHFS-FM, WLLD-FM, WQYK-FM, WRBQ-FM and WYUU-FM in Tampa, Florida and WBAV-FM, WBCN-AM, WFNZ-AM, WKQC-FM, WNKS-FM, WPEG-FM and WSOC-FM in Charlotte, North Carolina were exchanged with Beasley Broadcast Group, Inc. Our opinion is not modified with respect to this matter.

/s/ Crowe Horwath LLP

Fort Lauderdale, Florida

February 17, 2015

STATEMENTS OF DIRECT REVENUES AND EXPENSES

(Dollars in thousands)

	Nine Months Ended	Year Ended December 31,
	September 30, 2014	2013	2012
Revenues	$43,171	$58,295	$57,674

Expenses:
Operating	11,966	16,286	17,445
Selling, general and administrative	19,403	27,202	25,943

Total expenses	31,369	43,488	43,388

Operating income before depreciation and amortization	11,802	14,807	14,286
Depreciation and amortization	1,299	1,964	2,247

Operating income	$10,503	$12,843	$12,039

The accompanying notes are an integral part

of these financial statements.

STATEMENTS OF ASSETS ACQUIRED

(Dollars in thousands)

	At September 30, 2014	At December 31, 2013
Assets Acquired:
FCC broadcasting licenses	$122,991	$122,991
Property and equipment	11,495	12,059

Total assets acquired	$134,486	$135,050

The accompanying notes are an integral part

of these financial statements.

ASSETS ACQUIRED BY BEASLEY BROADCAST GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

1) BACKGROUND

On December 1, 2014, certain affiliates of Beasley Broadcast Group, Inc. (“Beasley”) and CBS Radio Stations Inc. (“CBS Radio”), a subsidiary of CBS Corporation, completed an exchange of all of the assets used or useful in the operation of Beasley’s radio stations WRDW-FM and WXTU-FM in Philadelphia, Pennsylvania and WKIS-FM, WPOW-FM and WQAM-AM in Miami, Florida, for all of the assets used or useful in the operation of CBS Radio’s radio stations WIP-AM in Philadelphia, WHFS-AM, WHFS-FM, WLLD-FM, WQYK-FM, WRBQ-FM and WYUU-FM in Tampa, Florida and WBAV-FM, WBCN-AM, WFNZ-AM, WKQC-FM, WNKS-FM, WPEG-FM and WSOC-FM in Charlotte, North Carolina (the “Assets Acquired”).

2) BASIS OF PRESENTATION

The Assets Acquired constitute a single business and exceed the 40% significance threshold specified by the Securities and Exchange Commission’s (“SEC”) Regulation S-X. The accompanying Statements of Direct Revenues and Expenses and Statements of Assets Acquired have been prepared in accordance with accounting principles generally accepted in the United States. Assumptions and estimates were made regarding the Assets Acquired, revenues and expenses for the purpose of these financial statements.

The management of Beasley believes this presentation is more meaningful for the compliance of its SEC filing requirement than complete historical audited carve-out financial statements derived from CBS Corporation’s historical consolidated financial statements. In addition, Beasley management believes that the accompanying Statements of Direct Revenues and Expenses and Statements of Assets Acquired provide readers of its financial statements with all of the information material to their understanding of Beasley’s acquisition of the Assets Acquired.

The Statements of Direct Revenues and Expenses include revenues generated by the Assets Acquired, less expenses directly attributable to the Assets Acquired, and allocations of operating costs incurred within CBS Radio specifically relating to the Assets Acquired. Direct expenses include programming, engineering, sales and marketing, and general and administrative expenses directly attributable to the Assets Acquired, but do not include any allocation of general costs for administrative support provided by CBS Radio, such as human resources, tax, accounting, treasury, and legal, nor an allocation of income taxes. The Statements of Assets Acquired consist only of assets specifically acquired by Beasley.

As the Assets Acquired only include Federal Communications Commission (“FCC”) broadcasting licenses and property and equipment, the preparation of complete historical cash flow information, including operating, investing and financing activities is not practicable. For the radio business, typical recurring investing activities consist of capital expenditures, which were $730 for the nine months ended September 30, 2014 and $1,450 and $2,214 for the years ended December 31, 2013 and 2012, respectively.

ASSETS ACQUIRED BY BEASLEY BROADCAST GROUP, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollars in thousands, except per share amounts)

3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The primary source of revenue for the Assets Acquired is the sale of advertising time to local and national advertisers. Advertising revenue is recognized in the period during which advertising spots are broadcast and collection of revenue is reasonably assured. Revenues are reported net of agency commissions, which are calculated based on a stated percentage applied to gross billing revenue.

Revenues derived from a single sales contract that contains multiple products and services are allocated based on the relative fair value of each delivered item and recognized in accordance with the applicable revenue recognition criteria for the specific unit of accounting.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Buildings	10 to 40 years
Broadcasting equipment	3 to 12 years
Furniture, equipment and other	3 to 10 years
Leasehold improvements	Over the shorter of the lease term or estimated useful life of asset, up to a maximum of 10 years

Maintenance and repair costs that maintain property and equipment in their original operating condition are charged to expense as incurred. Improvements or additions that extend the useful life of the assets are capitalized.

ASSETS ACQUIRED BY BEASLEY BROADCAST GROUP, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollars in thousands, except per share amounts)

The table below presents the major classes of assets and accumulated depreciation and amortization.

	At	At
	September 30, 2014	December 31, 2013
Land	$3,396	$3,396
Buildings	7,261	7,261
Broadcasting equipment	18,506	18,098
Furniture, equipment and other	2,988	3,467
Leasehold improvements	5,189	5,101

	37,340	37,323
Less accumulated depreciation and amortization	25,845	25,264

Property and equipment, net	$11,495	$12,059

ASSETS ACQUIRED BY BEASLEY BROADCAST GROUP, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollars in thousands, except per share amounts)

FCC Broadcasting Licenses

FCC broadcasting licenses are generally granted for renewable terms of eight years. Renewal costs are generally minor and expensed as incurred. FCC licenses are tested for impairment on an annual basis, or more frequently if events or changes in circumstances indicate that the licenses might be impaired. FCC licenses are tested for impairment at the geographic market level by comparing the estimated fair value of the FCC licenses by geographic market with their respective carrying values. If the carrying amounts of the licenses exceed their fair value, an impairment loss is recognized in an amount equal to that excess. For the purpose of these financial statements, there was no impairment for all periods presented.